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                                                                   EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is executed on May 15, 1998 and effective as of May 3, 1998, among (i) Handleman Company, a Michigan corporation (the "Company"), (ii) Kenn Viselman ("Mr. Viselman"), and (iii) Dean Koocher ("Mr. Koocher"). Mr. Viselman and Mr. Koocher are collectively referred to in this Agreement as the "Shareholders."


                                    RECITALS

         A. Pursuant to the Class A Common Stock Purchase Agreement dated as of May 3, 1998, among the Company and the Shareholders (the "Purchase Agreement"), the Shareholders have (i) acquired 213,904 shares (the "Issued Shares") of the common stock, $0.01 par value (the "Common Stock"), of the Company, and (ii) received warrants (the "Shareholder Warrants") to purchase up to 545,000 shares of the Common Stock. Certain employees of The itsy bitsy Entertainment Company, Inc. also received warrants ("Employee Warrants") to purchase up to 205,000 shares of the Common Stock. Together, the Shareholder Warrants and the Employee Warrants are the "Warrants" and the Issued Shares and the shares underlying the Warrants are the "Shares."

         B. Subject to the terms of the Purchase Agreement and the Warrants, the Shareholders are entitled, but are not obligated, to sell the Shares they receive, in accordance with certain provisions specified in the Purchase Agreement.

         C. To facilitate such sales of the Shares, subject to the terms of the Purchase Agreement and the Warrants, the Company has agreed to afford the Shareholders certain registration rights with respect to the Shares.

         THEREFORE, in consideration of the promises and the mutual covenants and agreements that the Purchase Agreement contains and other good and valuable consideration, receipt of which the parties hereby acknowledge, the parties agree as follows:

         1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                  Person. An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  Prospectus. The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, including post-effective amendments and all material incorporated by reference in the prospectus.

                  Registration Statement. Any registration statement of the Company which covers any of the Registrable Securities (as defined in paragraph 2) pursuant to the provisions of


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         this Agreement, including the registration statement and amendments and post-effective amendments thereto, the Prospectus and supplements thereto, all exhibits and all material incorporated by reference in the registration statement.

                 SEC.  The Securities and Exchange Commission.

                 Securities Act.  The Securities Act of 1933, as amended.

         2. Securities Subject to this Agreement. The securities entitled to the benefit of this Agreement (the "Registrable Securities") are all of the Shares; provided, however, that a Share shall be a Registrable Security only for so long as the Share continues to be a Restricted Security. For purposes of this Agreement, each Share shall be a Restricted Security at the date of this Agreement. A Share shall cease to be a Restricted Security when (i) the Company has effectively registered the Share under the Securities Act and the Shareholder who owns it has disposed of the Share in accordance with the Registration Statement covering the Share, (ii) the Shareholder who owns it shall be eligible to sell the Share to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, without any volume or manner of sale restrictions, or (iii) the Shareholder has otherwise transferred the Share (except as otherwise provided in Paragraph 7(h)).

         3. Registration of Registrable Securities. Within 60 days after the date of this Agreement, the Company will use reasonable efforts to cause a Registration Statement to be filed with the SEC covering the number of Registrable Securities owned by the Shareholders. The Company shall also use its reasonable efforts to cause such Registration Statement to become effective as promptly as practicable (but in no event shall the effective date of such Registration Statement be prior to the date of filing of the Company's Annual Report on Form 10-K for the year ended May 2, 1998 with the SEC) and to remain effective until the twenty-five (25) month anniversary of the date of this Agreement. In the event that the SEC will not permit the registration of the transfer of any Shares underlying the Warrants prior to the exercise of such Warrants, the Company will use reasonable efforts to cause a Registration Statement to be filed with the SEC covering the Shares acquired upon exercise of any Warrant promptly upon the request of the Holder thereof following the exercise of such Warrant.

         4. Registration Procedures. For the registration of Registrable Securities pursuant to Section 3 of this Agreement, the Company shall use reasonable efforts to effect the registration to permit the sale of the Registrable Securities in accordance with the method or methods of distribution the participating Shareholders choose. The Company shall:

                 (a) furnish to the participating Shareholders, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including those incorporated by reference);


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                  (b) deliver to the participating Shareholders, without
         charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as they may reasonably request, but only while the Company is required to cause the Registration Statement to remain effective.

                  (c) prior to any public offering of Registrable Securities, register or qualify or cooperate with the participating Shareholders and their respective counsel in connection with the registration or qualification of the Registrable Securities for offer and sale under the securities laws of the various states (the "Blue Sky Laws") and do any and all other acts or things necessary or advisable to effect the registration or qualification of the Registrable Securities covered by the Registration Statement in the various states; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by such Registration Statement in any jurisdictions where it is not now so subject.

                  (d) cooperate with the participating Shareholders to prepare and deliver timely certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

                  (e) use reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange; and

                  (f) make available to the participating Shareholders and any attorney or accountant retained by the participating Shareholders the inspection of all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information that the participating Shareholders, the Shareholders' representatives, underwriter, attorneys or accountants may reasonably request in connection with the registration; provided, that such Persons shall keep confidential any records, information or documents that the Company designates in writing as confidential unless a court or administrative agency requires the disclosure of the records, information or documents.

         The Company may require the participating Shareholders to furnish to the Company information regarding the participating Shareholders and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing and as necessary for the registration of the Shares.

         The Shareholders agree that, upon receipt of any notice from the Company of the happening of any of the following: (i) the SEC's issuance of any stop order denying or suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose,
(ii) the Company's receipt of any stop order denying registration or suspending the qualification of the Registrable Securities for sale or the initiation or threatening




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of any proceeding for such purpose, (iii) the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated by reference therein untrue or which requires any change in the Registration Statement, the Prospectus or any document incorporated by reference therein to make the statements not include an untrue statement of material fact or not omit any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, the Shareholders shall discontinue the disposition of Registrable Securities until the participating Shareholders receive a supplemented or amended Prospectus from the Company or until the Company advises the participating Shareholders in writing that the participating Shareholders may resume the use of the Prospectus, and have received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If the Company so directs, the Shareholders will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Shareholders' possession, of the Prospectus covering the Registrable Securities at the time the Shareholders received the notice.

         5. Registration Expenses. Regardless of when the Registration Statement becomes effective, the Company shall bear all costs and expenses incident to the Company's performance of, or compliance with, this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with the Blue Sky Laws, printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company, all independent certified public accountants of the Company and fees and expenses of other Persons retained by the Company relating to the distribution of the Registrable Securities and fees and disbursements of one counsel for the shareholder up to a maximum of $5,000 (all such expenses being herein called "Registration Expenses"). The participating Shareholders shall pay any brokerage fees or selling expenses, incident to the registration of the participating Shareholders' Registrable Securities and any fees of more than one attorney or accountant retained by the Shareholders.



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         6.      Indemnification.

                 (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Shareholders against all losses, claims, damages, liabilities and expenses, joint or several, to which the Shareholders, may become subject under federal or state securities laws or otherwise which arise out of, or are caused by, the Company's violation of any federal or state securities laws, including, but not limited to, any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or in any application or other request that the Company files, including any application or request filed under the Blue Sky Laws or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon an untrue or alleged untrue statement or omission or alleged omission so made which is contained in written information furnished to the Company by any of the Shareholders expressly for use therein or by any Shareholder's failure to deliver a copy of the Registration Statement or Prospectus after the Company has furnished the participating Shareholders with a sufficient number of copies of the same. The Company will reimburse the Shareholders for any legal or other expense the Shareholders reasonably incur in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding. The Company will also indemnify the underwriter, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Shareholders, if requested.

                 (b) Indemnification by Shareholders. In connection with any Registration Statement in which any Shareholder's Registrable Securities are registered and sold, the participating Shareholders shall furnish to the Company the information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agree to indemnify and hold harmless, to the full extent permitted by law, the Company, its officer, directors and employees and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement, Prospectus, preliminary Prospectus or any application filed under the Blue Sky Laws or necessary to make the statements therein not misleading, to the extent, but only to the extent, that the untrue statement or omission is contained in any written information or affidavit so furnished by the Shareholder to the Company expressly for inclusion in the Registration Statement, Prospectus or application filed under the Blue Sky Laws. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished by the Persons specifically for inclusion in any



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         Prospectus or Registration Statement.

                 (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) promptly notify the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of the claim, but the fees and expenses of the counsel shall be at the expense of the Person unless (A) the indemnifying party has agreed to pay the fees or expenses, (B) the indemnifying party shall have failed to assume the defense of the claim and employ counsel reasonably satisfactory to the Person, or (C) in the reasonable judgment of the Person, based upon advice of its counsel, a conflict of interest may exist between the Person and the indemnifying party with respect to the claims (in which case, if the Person notifies the indemnifying party in writing that the Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of the claim on behalf of the Person). If the indemnifying party assumes the defense, the indemnifying party will not be subject to any liability for any settlement made without its consent. The indemnifying party, however, may not unreasonably withhold its consent. No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement which does not include as an unconditional term the claimant's or plaintiff's release of the indemnified party from all liability in respect to the claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel in any jurisdiction for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                 (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the loss, claim, damage liability or expense in the proportion as is appropriate to reflect (i) the relative fault of the indemnified party and the indemnifying party, and (ii) any other relevant equitable considerations.

                 (e) Survival. The indemnities provided in this Section 6 shall survive the Shareholders' transfer of any Registrable Securities.

         7.      Miscellaneous.

                 (a) No Inconsistent Agreements. The Company shall not on or after the date




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         of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights it grants to the Shareholders in this Agreement or otherwise conflicts with the provisions of this Agreement. The rights granted to the Shareholders under this Agreement do not in any way conflict with and are not inconsistent with any rights granted under any other agreement concerning the Company's securities.

                  (b) Amendments and Waivers. No amendment, modification, supplement or waiver of any provision of this Agreement is binding on any party unless the party consents in writing thereto.

                  (c) Notices. All notices and other communications that this Agreement provides for or permits shall be made in writing by hand delivery or registered or certified first-class mail:

                           (i) to the Shareholders, at the most current address given by the Shareholders to the Company.

                           (ii)     To the Company at:

                                    Handleman Company
                                    500 Kirts Boulevard
                                    P. O. Box 7045
                                    Troy, Michigan  48007-7045
                                    Attention:  Secretary

                  All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed.

                  (d) Governing Law. This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable Michigan principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

                  (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) Interpretation. The Section headings contained in this Agreement are for the purposes of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

                  (g) Severability. If any provision of this Agreement is determined to be illegal or invalid, such illegality or invalidity shall have no effect on the other provisions



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         of this Agreement, and all other provisions of this Agreement shall remain valid, operative and enforceable.

                  (h) Assignment. The rights granted to the Shareholders pursuant to this Agreement shall be assignable on one occasion and thereafter only with the prior written consent of the Company.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        HANDLEMAN COMPANY


                                        By:/s/MICHAEL R. BEAUREGARD
                                           ---------------------------------
                                           Its:  Vice President

                                        /s/KENN VISELMAN
                                        ---------------------------------
                                        KENN VISELMAN

                                        /s/DEAN KOOCHER
                                        ---------------------------------
                                        DEAN KOOCHER